UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2023 (June 09, 2023)

ADAPTIVE BIOTECHNOLOGIES CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Washington	001-38957	27-0907024
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1165 Eastlake Avenue East
Seattle, Washington		98109
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 659-0067

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ADPT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 9, 2023, Adaptive Biotechnologies Corporation (the "Company") Board of Directors (the "Board") member Leslie Trigg submitted her resignation from the Board. The resignation was voluntary and not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 9, 2023, the Company held its annual meeting of shareholders (the "Annual Meeting") pursuant to notice duly given. Three proposals were presented for voting: Proposal 1: election of two Class 1 directors to the Board (Drs. Katey Owen and Robert Hershberg); Proposal 2: an advisory request concerning compensation for the Company's 2022 named executive officers; and, Proposal 3: ratification of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2023. Each of the proposals was described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 28, 2023. A quorum of the shareholders voted by the conclusion of the Annual Meeting. The final results of the voting are set forth below.

Proposal 1: Election of Class 1 Directors

Dr. Katey Owen	Votes Submitted	As % of Proposal Votes	Broker Non Vote
For	83,072,262	76.66%	13,147,625
Against	-	-
Withhold/Abstain	25,282,278	23.33%

Dr. Robert Hershberg	Votes Submitted	As % of Proposal Votes	Broker Non Vote
For	47,703,083	44.02%	13,147,625
Against	-	-
Withhold/Abstain	60,651,457	55.97%

Proposal 2: Advisory Vote Concerning the 2022 Compensation of the Company's Named Executive Officers

	Votes Submitted	As % of Proposal Votes	Broker Non Vote
For	89,592,587	82.68%	13,147,625
Against	17,467,529	16.12%
Withhold/Abstain	1,294,424	1.19%

Proposal 3: Ramification of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for the Year Ending December 31, 2023

	Votes Submitted	As % of Proposal Votes	Broker Non Vote
For	121,162,529	99.72%	0
Against	200,965	0.16%
Withhold/Abstain	138,671	0.11%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Adaptive Biotechnologies Corporation

Date:	June 13, 2023	By:	/s/ Tycho Peterson
Tycho Peterson Chief Financial Officer